UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2011
FIRST UNITED ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Georgia	000-53039	20-2497196

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4433 Lewis B. Collins Road, Pelham, Georgia	31779

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (229) 522-2822
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
On February 1, 2011, Southwest Georgia Ethanol, LLC (“SWGE”), a wholly owned subsidiary of First United Ethanol, LLC (the “Company”), filed a voluntary petition for relief (collectively, the “Bankruptcy Filing”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Middle District of Georgia (the “Bankruptcy Court”). A copy of the press release announcing the filing is attached as Exhibit 99.1 to this report and incorporated by reference herein.
SWGE’s chapter 11 case (the “Case”) is being administered by the Bankruptcy Court as Case No. 11-10145. SWGE is continuing to operate its business and manage its assets as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
As a result of the Bankruptcy Filing, SWGE is required to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports and other financial information. Such materials will be prepared according to requirements of federal bankruptcy law and may in some cases present information on an unconsolidated basis. While they would accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Company’s consolidated financial statements filed under the securities laws. Accordingly, the Company believes that the substance and format of such materials do not allow meaningful comparison with its regular publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Company’s membership units or for comparison with other financial information filed with the Securities and Exchange Commission.
Most of SWGE’s filings with the Bankruptcy Court are available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court’s web site https://ecf.gamb.uscourts.gov or may be obtained through private document retrieval services or at www.swgerestructuring.com which is maintained by EPIQ Bankruptcy Solutions, LLC, SWGE’s proposed claims Noticing and Balloting Agent. The Company undertakes no obligation to make any further public announcement with respect to the documents filed with the Bankruptcy Court or any matters referred to therein.
Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The disclosure under Item 1.03 of this report is incorporated herein by reference.
The Bankruptcy Filing is a result of SWGE’s ongoing liquidity constraints and the willingness of SWGE’s lending group to work with SWGE to restructure its financing facility. SWGE’s Bankruptcy Filing constituted an event of default under SWGE’s loan agreement and related documents with WestLB AG, New York Branch, AgCountry Farm Credit Services, FCLA, AgFirst Farm Credit Bank, Bank of Camilla, CoBank, ACB, Farm Credit Bank of Texas, Northwest Farm Credit Services, PCA, and Planters and Citizens Bank (collectively referred to herein as “Lenders”). WestLB AG, New York Branch (“WestLB”) is the servicing agent for the loans evidenced by SWGE’s loan agreement and related documents with its Lenders. The primary loan agreement is the Senior Credit Agreement (the “Loan Agreement”) dated November 20, 2007. The Loan Agreement initially provided SWGE with a construction loan of approximately $100 million, which was subsequently converted to a term loan, and a $15 million working capital loan (the “Loans”). The Loan Agreement and its amendments contain various covenants and restrictions with which SWGE is obligated to comply. The Loans are secured by a mortgage and security interest granted by SWGE in favor of the Lenders in all of SWGE’s real property and personal property. Pursuant to a Pledge and Security Agreement also dated November 20, 2007, the Company pledged its equity interest in SWGE to the Lenders as additional collateral for the Loans to SWGE. As of February 1, 2011 SWGE’s outstanding obligations to the Lenders were approximately $107 million.

Under the terms of the Loan Agreement, the Bankruptcy Filing caused the Lenders’ term loan commitments and working capital loan commitments to be terminated automatically, and the principal amount of the loans and all other obligations then outstanding together with accrued interest thereon and any unpaid accrued fees owed to Lenders automatically became immediately due and payable. However, pursuant to the Bankruptcy Code, this default provision and the acceleration provisions applicable to the debt obligations described above are generally unenforceable, and any remedies that may exist related to such default are stayed under section 362 of the Bankruptcy Code. Furthermore, WestLB has not accelerated payment of SWGE’s loans pursuant to the Bankruptcy Filing. The Company and SWGE have been in communication with WestLB, which has indicated that it will defer further action regarding SWGE’s Loan Agreement compliance, and has agreed to work with SWGE in support of SWGE’s on-going reorganization efforts in the chapter 11 proceeding.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 2, 2011
*   *   *   *   *
Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company regarding future events and developments and the future performance of the Company and its subsidiary, SWGE, including statements regarding proceedings relating to SWGE’s Bankruptcy Filing and SWGE’s operations and funding during the chapter 11 process, as well as other statements of management’s expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of SWGE’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements.
Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: the ability of SWGE to continue as a going concern; the ability of SWGE to obtain debtor-in-possession financing and to operate pursuant to the terms of any debtor-in- possession financing; SWGE’s ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by them from time to time, including approval of motions relating to the priority of the lender’s security interest under any debtor-in-possession financing; SWGE’s ability to resist and defeat motions or other efforts in the chapter 11 proceeding adverse to its reorganization efforts that may be brought by creditors, committees, parties in interest, or the United States Trustee; the ability of SWGE to develop, prosecute, confirm and consummate a plan of reorganization with respect to the chapter 11 proceeding; the ability of SWGE to obtain and maintain normal terms with vendors and service providers; SWGE’s ability to maintain contracts that are important to its operations; the potential adverse impact of the chapter 11 proceeding on SWGE’s liquidity or results of operations; the ability of SWGE to fund and execute its business plan; the ability of SWGE to attract, motivate and/or retain key executives and employees; the ability of SWGE to attract and retain customers; the volatility and uncertainty of corn, natural gas, ethanol, unleaded gasoline and other commodities prices; SWGE’s ability to generate sufficient liquidity to fund its operations and capital expenditures; the results of SWGE’s hedging transactions and other risk mitigation strategies; and changes in or elimination of governmental laws, credits, tariffs, trade or other controls or enforcement practices; the impact of any potential Renewable Fuel Standards waiver; SWGE’s ability to comply with various environmental, health, and safety laws and regulations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC

February 2, 2011	/s/ Murray Campbell
Date	Murray L. Campbell, Chief Executive Officer

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